EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of the Network Associates, Inc. Tax Deferred Savings Plan (the “Plan”) on Form 11-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sylvia Garcia-Lechelt, Senior Vice President, Human Resources and a member of the Network Associates Administrative Committee, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ Sylvia Garcia-Lechelt

Sylvia Garcia-Lechelt Senior Vice President and Administrative Committee Member October 27, 2003

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of the Network Associates, Inc. Tax Deferred Savings Plan (the “Plan”) on Form 11-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen C. Richards, Chief Financial Officer and a member of the Network Associates Administrative Committee, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

3.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ Stephen C. Richards

Stephen C. Richards, Chief Financial Officer and Administrative Committee Member October 27, 2003

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.